SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 4, 2001
                                                           ------------

                                EDG Capital, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

          New York                  33-37674-NY                  11-3023098
          --------                  -----------                  ----------
      (State or other         (Commission File Number)         (IRS Employer
      jurisdiction of                                        Identification No.)
       incorporation)

                 700 Stewart Avenue, Garden City, New York 11530
                 -----------------------------------------------
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (516) 222-7749
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      On June 4, 2001, EDG Capital, Inc.'s subsidiary, Isotope Solutions, Inc. (ISI"), filed an Investigational New Drug application with the Food and Drug Administration. The application requests permission to begin testing ISI's radioactive cisplatin technology in patients with liver cancer.

Item 7. Financial Statements and Exhibits.

(c)     Exhibits

99.1    EDG Capital, Inc. Press Release issued June 5, 2001.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             EDG CAPITAL, INC.


Dated: June 5, 2001          By: /s/Jack Schwartzberg
                                 -----------------------------------------------
                                 Jack Schwartzberg
                                 Chief Executive Officer, President and Chairman


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